EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

UNDER 18 U.S.C. SECTION 1350

PURSUANT TOSECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Ulm Telecom, Inc. on Form 10-Q for the period ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bill D. Otis, President and Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

    1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New Ulm Telecom, Inc.

Date: November 16, 2015	/s/ Bill D. Otis
Bill D. Otis
President and Chief Executive Officer